WBI BullBear Trend Switch US 3000 Total Return ETF

Schedule of Investments

March 31, 2021 (Unaudited)

Shares	Security Description	Value
	EXCHANGE TRADED FUNDS - 99.2%
295,692	iShares Broad USD High Yield Corporate Bond ETF	$12,179,554
191,052	VanEck Vectors Fallen Angel High Yield Bond ETF	6,100,290
242,597	Xtrackers USD High Yield Corporate Bond ETF +	12,127,424

	TOTAL EXCHANGE TRADED FUNDS (Cost $29,359,167)	30,407,268

Shares/Amount	Security Description	Value
	SHORT TERM INVESTMENTS - 0.8%
233,993	U.S. Bank Money Market Deposit Account, 0.00% (c)	233,993

	TOTAL SHORT TERM INVESTMENTS (Cost $233,993)	233,993

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 33.7%
10,318,371	Mount Vernon Liquid Assets Portfolio, LLC, 0.12% (a)(b)	10,318,371

	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $10,318,371)	10,318,371

	TOTAL INVESTMENTS - 133.7% (Cost $39,911,531)	40,959,632
	Liabilities in Excess of Other Assets - (33.7)%	(10,329,846)

	NET ASSETS - 100.0%	$30,629,786

+	All or portion of this security is on loan as of March 31, 2021. Total value of securities on loan is $10,114,027.
(a)	The rate quoted is the annualized seven-day yield as of March 31, 2021.
(b)	Privately offered liquidity fund.
(c)	Rounded to 0.00.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these schedules of investments.